Exhibit 10.30.2

AMENDMENT NO. 2 TO

AMENDED AND RESTATED RECEIVABLES LOAN AGREEMENT

THIS AMENDMENT NO. 2 TO AMENDED AND RESTATED RECEIVABLES LOAN AGREEMENT (this “Amendment”), dated as of May 3, 2013, is by and among GREEN TREE ADVANCE RECEIVABLES II LLC, a Delaware limited liability company (the “Borrower”), GREEN TREE SERVICING LLC, a Delaware limited liability company, as administrator (in such capacity, the “Administrator”), THE FINANCIAL INSTITUTIONS FROM TIME TO TIME PARTY HERETO, as Lenders (each, a “Lender”), WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association (“WFB”) as “Calculation Agent”, “Account Bank”, “Verification Agent” and “Securities Intermediary” and WELLS FARGO CAPITAL FINANCE, LLC, formerly known as Wells Fargo Foothill, LLC (“WFCF”), as agent for the Lenders (in such capacity, together with any successor thereto in such capacity, the “Agent”). Capitalized terms used herein and not otherwise defined shall have the meaning given to such terms in the Receivables Loan Agreement (defined below).

WHEREAS, the Borrower, the Administrator, WFB, as Calculation Agent, Account Bank, Verification Agent and Securities Intermediary, and WFCF, as Agent and Lender, are parties to that certain Amended and Restated Receivables Loan Agreement dated as of May 2, 2012 (as amended, restated, supplemented or otherwise modified from time to time, the “Receivables Loan Agreement”):

WHEREAS, the parties to the Receivables Loan Agreement hereto have agreed to amend the Receivables Loan Agreement on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and for other good and valuable consideration, the receipt and sufficiently of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Amendments to the Receivables Loan Agreement. Effective as of the date hereof and subject to the execution of this Amendment by the parties hereto and the satisfaction of the conditions precedent set forth in Section 2 below, the Receivables Loan Agreement is hereby amended as follows:

1.1 In Section 1.01, the definition of “Annual Net Cash Provided by Operating Activities” is hereby deleted and replaced by the following: “Annual Net Cash Provided by Operating Activities” means, as of the last day of any fiscal quarter of the Parent, an amount equal to the sum of the net cash flow of the Parent plus the net change in the master purchase agreements, as set forth in the Parent’s statement of cash flows for the preceding four quarters, in accordance with GAAP.

Section 2. Reference to and Effect on the Receivables Loan Agreement. From and after the effective date hereof, each reference in the Receivables Loan Agreement to “this Agreement”, “hereunder”, “hereof,” “herein,” “hereby” or words of like import shall mean and be a reference to the Receivables Loan Agreement as amended hereby, and each reference to the Receivables Loan Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Receivables Loan Agreement shall mean and be a reference to the Receivables Loan Agreement as amended hereby.

Section 3. CHOICE OF LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 OF THE GENERAL OBLIGATIONS LAWS OF THE STATE OF NEW YORK BUT OTHERWISE WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES).

Section 4. Execution of Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

Section 5. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

[signatures appear on the following pages]

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date hereof.

GREEN TREE ADVANCE RECEIVABLES II LLC.
As Borrower

By:	/s/ Cheryl A. Collins
Name:	Cheryl A. Collins
Title:	SVP and CFO

GREEN TREE SERVICING LLC
As Administrator

By:	/s/ Cheryl A. Collins
Name:	Cheryl A. Collins
Title:	SVP and Treasurer

Signature Page to Amendment No. 2

to A&R Receivables Loan Agreement

Signature Page to Amendment No. 2

to A&R Receivables Loan Agreement

WELLS FARGO BANK, NATIONAL ASSOCIATION,
As Calculation Agent, Account Bank and Securities Intermediary

By:	/s/ Mark DeFabio
Name:	Mark DeFabio
Title:	Vice President

WELLS FARGO CAPITAL FINANCE, LLC,
As Agent and as Lender

By:
Name:
Title:

WELLS FARGO BANK, NATIONAL ASSOCIATION,
As Calculation Agent, Account Bank and Securities Intermediary

By:
Name:
Title:

WELLS FARGO CAPITAL FINANCE, LLC,
As Agent and as Lender

By:	/s/ Jason Farr
Name:	Jason Farr
Title:	AVP

Signature Page to Amendment No. 2

to A&R Receivables Loan Agreement